Other income/(expenses), net	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Other income/(expenses), net
5.5 Other income/(expenses), net
Other income and expenses, net include the following:

in € thousand	Six months ended June 30,
	2023	2022
Research and development tax credit	4,955	6,770
Grant income	9,946	89
Profit/(loss) on disposal of fixed assets and intangible assets, net	(73)	(46)
Profit/(loss) from revaluation of lease agreements	64	—
Taxes, duties, fees, charges, other than income tax	(353)	(227)
Miscellaneous income/(expenses), net	(525)	(2,989)
OTHER INCOME AND EXPENSES, NET	14,015	3,597
Grants from governmental agencies and non-governmental organizations are recognized where there is reasonable assurance that the grant will be received and the Group will comply with all conditions. In the six months ended June 30, 2023, the Group recorded income from grants and tax credits for research and development totaling €14.9 million, of which €8.7 million were awarded by Scottish Enterprise (SE), Scotland’s national economic development agency for developing non-COVID-19 vaccines (Chikungunya VLA1553 and IXIARO®). A loss of €1.4 million from the divestment of the CTM Unit in Solna is included in the Miscellaneous income/(expenses), net.
In the six months ended June 30, 2022 the position miscellaneous income/expenses was negatively impacted by an increase of litigation provision of €3.1 million.